SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  January 8, 2004

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Century Park East, Suite 800

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements, Pro Forma Information and Exhibits

(c)           Exhibits

99.1         Press Release of First Regional Bancorp, dated January 8, 2004

Item 12.  Results of Operations and Financial Condition.

First Regional Bancorp issued a press release on January 8, 2004 announcing its financial results for the year and quarter ended December 31, 2003.  The press release is furnished as Exhibit 99.1 and is hereby incorporated by reference in its entirety.  First Regional does not intend for this report to be incorporated by reference into filings under the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 12, 2004

FIRST REGIONAL BANCORP

By:	/s/ H. Anthony Gartshore
H. Anthony Gartshore
President

Exhibit Index

99.1         Press Release of First Regional Bancorp, dated January 8, 2004